UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

June 28, 2005 (June 28, 2005)
---------------------------------------------------------------------------------------------------------------------
Date of Report (Date of earliest event reported)

VINEYARD NATIONAL BANCORP
---------------------------------------------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)

California               000-20862            33-0309110
-------------------------------------------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File Number)       (IRS Employer
of incorporation)                                    Identification No.)

9590 Foothill Boulevard, Rancho Cucamonga, California             91730
---------------------------------------------------------------------------------------------------------------------
(Address of principal executive offices)                                                 (Zip Code)

(909) 987-0177
---------------------------------------------------------------------------------------------------------------------
(Registrant’s telephone number, including area code)

Not Applicable
---------------------------------------------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On June 28, 2005, Vineyard National Bancorp announced by press release its inclusion in the Russell 2000 index.   A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  The following exhibit is included with this Report:

      Exhibit 99.1  Press release dated June 28, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VINEYARD NATIONAL BANCORP

Date: June 28, 2005	By:	/s/ Gordon Fong
Gordon Fong
Executive Vice President and Chief Financial Officer